U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

April 14, 2008

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RING ENERGY, INC.

______________________________________________

(Name of small business issuer as specified in its charter)

Nevada	333-140024	98-0495938

_____________________________________________________________________

(State or other jurisdiction (Commission (I.R.S. Employer

of incorporation) File Number) Identification No.)

301 9th St., Suite 412, Redlands, CA	92373

____________________________________________________________________

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (909) 798-8394

TRANSGLOBAL MINING CORP.

#114, 219 Grant Street, Saskatoon, SK S7N 2A1

____________________________________________________________________

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.01	Changes in Control of Registrant:

As previously reported in an earlier 8-K filed on March 20th, 2008, 34 shareholders of the company sold approximately 98% of the issued and outstanding shares in the company, to a group of 49 new shareholders who acquired 54,456,615 common shares from the selling group, 30,000,000 of which were restricted securities held by Mr. Scott Elgood. A listing of the acquiring shareholders is attached hereto and incorporated by this reference as Schedule “A”.

As of the closing, Mr. Scott Elgood resigned as a director and sole officer. The company also received the resignation of Mr. James Mcleod from the board, though not listed as a director in prior filings.

Concurrent with acquiring control, the new majority shareholders agreed to the appointment of Robert “Steve” Owens, Robert Morley, and Michael F. Harland to the new board of directors, as previously reported, with Mr. Robert “Steve” Owens being the sole officer of the corporation.

The new directors have authorized or initiated the other reportable matters as described in the subsequent portions of this 8-K report.

Item 5.03	Amendment to Articles of Incorporation or By-laws:

The new directors to the corporation have caused the name of the corporation to be changed, pursuant to majority shareholder consent and approval under Nevada law, to Ring Energy, Inc. The Amended Articles, changing the name of the corporation to Ring Energy, Inc., have been filed of record with the Secretary of State in Nevada as of April 8, 2008.

The directors, also on March 28, 2008, caused the By-laws to be amended to opt-out of the application of the Nevada Code Provisions (Nev. Revised Statutes §78.378 et. seq.) dealing with certain special notices and actions required after a majority shareholder control acquisition as they deemed such requirements and disclosure were not in the best interst of the majority shareholders and Nevada law provided for an election out of the application of such provisions by the amendment of the By-laws. The change of name to Ring Energy, Inc. was also approved by majority shareholder consent resolution on March 31st, 2008, by 55.9% of the issued and outstanding shares. The foregoing amendments to the Articles of Incorporation are reflected as a matter of a public record on the website for the Nevada Secretary of State, under the name of the corporation as filed April 8, 2008.

Item 8.01	Other Events:

The new board of directors have met and have taken the other following actions which the company believes required disclosure pursuant to Item 8.01 of Form 8-K as follows:

1.             As set-out above, the name of the corporation was changed to Ring Energy, Inc. as approved by majority shareholder consent and subsequently filed as an Amendment to the company’s Articles of Incorporation.

2.             The board of directors approved an 18:1 reverse stock split with any resulting fractional shares subject to issuance as fractional shares or redemption at a cash value of $3.00 per each share upon presentment. Prior to the reverse split, there were 54,742,500 shares issued and outstanding; after the split, there are now 3,041,250 shares deemed issued and outstanding. This action by the board was also approved by the majority shareholder consent in accordance with Nevada law.

3.             The principal business activity has been amended to be the acquisition, development, marketing, and production of oil and gas properties and production.

4.             A new board of directors and principal officers were appointed as generally described above.

5.             The company is currently applying for a new trading symbol and anticipates and hopes to trade under RING, though not yet formally approved or confirmed.

6.             The principal business office of the company has been moved to 301 9th St., Suite 412, Redlands, CA 92373, telephone number of (909) 798-8394. Various administrative functions, such as accounting, transfer agency services, general legal counsel, and other related are, for the time being, going to be administered through various third-parties in Salt Lake City, Utah.

7.             The company intends to move its transfer agent services to the Salt Lake City, Utah area.

8.             The company will remain a Nevada corporation for the foreseeable future. No current change is contemplated in the company’s tax or accounting year.

DATED this 14th day of April 2008.

/s/ Robert "Steve" Owens Robert “Steve” Owens, President

SCHEDULE “A”

8-K FILING

RING ENERGY, INC.

April 14, 2008

LIST OF MAJORITY STOCK BUYERS

Shareholder Name	Number of Shares	R or F¹
David Bromberg	2,600,000	R
KBK Ventures, Inc.	800,000	R
Francis Bromberg	2,650,000	R
John A. Brda	2,550,000	R
Janis Caris	2,200,000	R
Jerome Bromberg	2,350,000	R
Randall Davidoff	2,600,000	R
Brian A. Bromberg	2,650,000	R
Jeffrey Fox	2,650,000	R
Jesse Nunez	2,650,000	R
Mary Bromberg	2,300,000	R
Richard Ross Chamberlain	2,200,000	R
Tom Wikert	625,000	F
Paula Wikert	675,000	F
Jordan Wikert	575,000	F
Brigs Wikert	650,000	F
Tammy Mote	700,000	F
Jeff Mote	700,000	F
Kristin A. Rochford	525,000	F
Lloyd T. Rochford	2,250,000	F

Todd Rochford	700,000	F
Sarah Rochford	600,000	F
Teresa Pride	525,000	F
Richard Pride	650,000	F
Christina Boulengier	700,000	F
Mhanu Boulengier	620,000	F
Leonard Smith	665,000	F
Sandra Smith	610,000	F
Lester Smith	630,000	F
Robert Bellue	695,000	F
Daney Bachiu	685,000	F
Phillip Turner	695,000	F
Linda Turner	515,000	F
Sue Chapin	515,000	F
Wayne Gibbs	600,000	F
Joe Smith	550,000	F
Tina Neal	620,000	F
Lillian M. Mano	650,000	F
Sylvia Renfro	650,000	F
Stanley McCabe	2,206,615	F
Antoinette McCabe	650,000	F
Tanya McCabe	625,000	F
Michael Flynn Harland	450,000	R

2

Deborah Mueller	600,000	F
Elizabeth Sue Donica-Morris	600,000	F
Claude Donica-Morris	600,000	F
Robert “Steve” Owens	900,000	R
Robert Morley	450,000	R
Cherly Mitchell	600,000	F

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¹ R- Denotes Restricted Shares, Total Restricted Shares: 30,000,000

F- Denotes Free Trading Shares, Total Free Trading Shares: 24,456,615

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